EXHIBIT 99.1

Holly Energy Partners, L.P. Matthew P. Clifton Chairman and CEO MLP Coalition Investor Conference March 8, 2006

Safe Harbor Disclosure Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect our business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the pipelines and terminals, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in our markets and the markets of Holly Corporation and Alon USA, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing, the effectiveness of capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners is provided in our reports filed with the Securities and Exchange Commission from time to time. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEP history & background HEP Assets HEP acquisitions in 2005 HEP growth / stability

HEP Assets / Initial Public Offering Holly Energy Partners (NYSE: HEP) IPO Brought to market July 2004 7 millions common units sold at $22.25 (current: $40.11 as of 2/28/06) $100 million credit facility created, led by Union Bank of California

HEP Assets / Overview Over 1,600 miles of product pipelines 11 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP

HEP Asset Overall Systems Southern System delivers refined products to Texas, New Mexico and Arizona markets System also delivers intermediate feedstocks from Holly Corp.'s Lovington, New Mexico facility to the Artesia refining facility System delivers LPG's to Northern Mexico via Rio Grande Pipeline Northern System provides terminal storage and delivery for Utah, Idaho and Washington. System is linked via third party common carrier pipeline (Holly Refinery locations also shown)

Southern System Detail Artesia to El Paso P/L System 2 P/L's transporting product from Artesia, NM to El Paso, TX Long term lease to Alon USA of capacity from Orla, TX to El Paso, TX North Products P/L Transports product from Artesia, NM to Moriarty & Bloomfield, NM Rio Grande P/L Joint Venture 70% owned by HEP, 30% BP Transports LPG's from West Texas to Northern Mexico (Holly Refinery locations also shown)

Southern System Detail 5 terminals on this portion of system with aggregate storage capacity of 1,129,000 bbls Terminals are integral to HEP's pipeline system Northern terminals in Moriarty, NM & Bloomfield serve the fast growing Albuquerque, Santa Fe, Four Corners region Southern terminals provide access to fast growing Arizona markets (Holly Refinery locations also shown)

Southern System Detail (Alon USA acquisition portion) Four refined products pipelines Over 500 miles of refined products pipeline 2 refined products terminals located in Abilene & Wichita Falls, TX with total capacity of 347,000 bbls A refined products tank farm located at Orla, TX Assets distribute approximately 70% of Alon's light refined products (Holly Refinery locations also shown)

Northwest Terminals 4 terminals with aggregate storage capacity of over 600,000 bbls Serve Holly Corp's Woods Cross Refinery and other third party shippers Linked by third party pipelines 3 terminals acquired in 2003 as part of Holly Corp's growth initiative Mountain Home is the only terminal that supplies Mountain Home Air Force base Product truck rack at Woods Cross Refinery serves local markets in the Salt Lake valley (Holly Refinery locations also shown)

2005 Acquisitions Two intermediate product feedstock lines connecting the Holly's New Mexico refining facilities Acquired from Holly in July 2005 Four refined product P/L's, two refined product terminals, one refined product tank farm Acquired from Alon USA in February 2005 (Holly Refinery locations also shown)

HEP has Stable Cash Flows 94% of HEP's revenues come from long-term contracts 15-year agreements with Holly Corp & Alon USA (on assets acquired from Alon in 2005) Minimum revenue commitment of over $48 million from Holly Corp Minimum revenue commitment of over $27 million from Alon USA BP contract with Rio Grande pipeline requiring BP to ship a minimum average of 12,500 bpd

Holly Corporation as a strong customer Holly Corporation (NYSE: HOC) 30 + years in the refining business Acquired refinery in Artesia, NM-expanded capacity 3 times since purchase [Acquired refinery in Great Falls, MT (in stages from 1984 to 1992)] Acquired refinery in Woods Cross, UT in 2003 Financial statistics for Holly: (all in millions, except where noted) 12/31/05 Cash (inc. equivalents & marketable sec.) $254.8 Debt $0.0 Market Cap (in billions) $1.8B Sales (in billions) $3.2B Net Income $167.7 EBITDA $311.1

HEP has Long-Term Contracts in Place Approximately $82 million of HEP revenue is subject to long-term contracts:

HEP Distribution Growth since IPO Nov '04* Feb '05 May '05 Aug '05 Nov '05 Feb '06 East 0.435 0.5 0.55 0.575 0.6 0.625 Quarterly Distributions per unit * Less than a full calendar quarter-distribution paid at pro-rated $0.50/qtr

HEP EBITDA Growth since IPO At IPO (7/04) Alon (2/05) Imm P/L (7/05) Total East 35 35 52 62 17 9 In millions Incremental EBITDA growth from acquisitions Growth achieved in 12 month period from time of initial IPO

HEP Growth Opportunities Resulting from Holly Growth: Refinery expansions in 2006 & future Terminal & pipeline support Crude pipeline in Utah Any future Alon expansions External acquisitions Internal growth

Key HEP Investment Highlights Well maintained assets serving high growth markets Positioned to grow as major customers--Holly & Alon--grow Strong sponsor and customer in Holly Corporation Stable base of revenue with long-term fee-based commitments No commodity risk / stable operations --Won't take any commodity risk --Stable operating cost structure Disciplined growth strategy Conservative financial structure --Growth with mix of debt & equity

Holly Energy Partners, L.P. (HEP) Question period from audience Holly Energy Partners, L.P. 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555

Definitions Earnings before interest, taxes, depreciation and amortization ("EBITDA") is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles ("U.S. GAAP"). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants.

Earnings & Cash Flow Guidance-Full Year Basis EBITDA: $60+ million Interest Expense (on total long-term debt of $185 million) 6.25% on $125 million Three months LIBOR plus 115.75 basis points on $60 million Commitment fee of 50 basis points on $100 million credit facility, and Approx. $1 million of annual amortization of debt issuance and underwriting costs Depreciation & Amortization: Approx. $16 million Maintenance Capital Expenditures: Approx. $2 million

HEP Consolidated Statement Of Income Revenues: Affiliates $ 44,184 Third parties 35,936 80,120 Operating costs and expenses: Operations 25,332 Depreciation and amortization 14,201 General and administrative 4,047 43,580 Operating income 36,540 Other income (expense): Interest income 649 Interest expense (9,633) Income before minority interest 27,556 Minority interest in Rio Grande Pipeline Company (740) Net income 26,816 Less: General partner interest in net income (721) Limited partners' interest in net income $ 26,095 Net income per limited partner unit - Basic and diluted $ 1.70 Weighted average limited partners' units outstanding 15,356 2005

HEP Distributable Cash Flow Net income $26,816 Add cash interest expense 8,848 Add amortization of deferred debt issuance costs 785 Subtract interest income (649) Add depreciation and amortization 14,201 EBITDA (1) 50,001 Subtract cash interest expense (8,848) Add interest income 649 Subtract maintenance capital expenditures (2) (364) Distributable cash flow (3) $ 41,438 2005 (1) Defined at end of presentation (2)Maintenance capital expenditures are capital expenditures made to replace partially or fully depreciated assets in order to maintain the existing operating capacity of our assets and to extend their useful lives. (3) Distributable cash flow is not a calculation based upon U.S. GAAP.